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                                                                  EXHIBIT 10.2.1

                                                      Exhibit I to Stock Option/
                                                      -------------------------
                                                             Stock Issuance Plan
                                                             -------------------

                           CLEARCOMMERCE CORPORATION
                     1997 STOCK OPTION/STOCK ISSUANCE PLAN
                            STOCK OPTION AGREEMENT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

     I.   NOTICE OF STOCK OPTION GRANT

[Optionee's name and address]

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of this Option Agreement and the Plan, including the provisions thereof relating to increases in the number of shares covered by this Option upon the occurrence of certain specified events, as follows:

     Grant Number                          __________________________
     Date of Grant                         __________________________
     Vesting Commencement Date             __________________________
     Exercise Price per Share              $_________________________
     Total Number of Shares Granted        __________________________
     Total Exercise Price                  $_________________________
     Type of Option                        ___ Incentive Stock Option
                                           ___ Nonqualified Stock Option
     Date Exercisable                      Immediately Exercisable
     Term/Expiration Date                  __________________________
     (No more than 10 years from date
     of grant, 5 years for certain grants)

Vesting Schedule
----------------

     The Optioned Stock shall be unvested and subject to repurchase by the Company at the Exercise Price paid per Share. Optionee shall acquire a vested interest in, and the Company's repurchase right shall lapse with respect to, twenty-five percent (25%) of the Optioned Stock on the first anniversary of the Vesting Commencement Date. Commencing on the first anniversary of the Vesting Commencement Date, the balance of the Optioned Stock shall vest in thirty-six
(36) successive equal monthly installments over the thirty-six (36) month period measured from the first anniversary of the Vesting Commencement Date. In no event shall any additional Optioned Stock vest after Optionee's cessation of Service.

     Optionee acknowledges and agrees that this Option is granted subject to and in accordance with the terms of the ClearCommerce Corporation 1997 Stock Option/Stock Issuance Plan. Optionee further agrees to be bound by the terms of the Plan and this Stock Option Agreement.

                                       1
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Optionee understands that any Optioned Stock purchased under this Option shall be subject to the terms set forth in the Stock Purchase Agreement.

Termination Period
------------------

     You may exercise this Option for three months after your employment with the Company terminates, or for such longer period upon your death or disability as provided in the Plan. In no case may you exercise this Option after the Term/Expiration Date as provided above.

     II.  AGREEMENT

     1.   Grant of Option.  ClearCommerce Corporation (f/k/a Outreach
          ---------------
Communications Corporation) (the "Company") hereby grants to the Optionee named in Section I hereof (the "Optionee") an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in Section I hereof, at the exercise price per share set forth in Section I hereof (the "Exercise Price") subject to the terms, definitions and provisions of the 1997 Stock Option/Stock Issuance Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

     If designated in Section I hereof as an Incentive Stock Option, this Option is intended (subject to Section 5(b) of the Plan) to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonqualified Stock Option.

     2.   Exercise of Option.
          ------------------

     (a)  Right to Exercise.  Subject to the restrictions set forth in this
          -----------------
Paragraph (a), this Option shall be exercisable during its term in accordance with the Vesting Schedule set out in Section I hereof and with the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, disability or other termination of the employment or consulting relationship, this Option shall be exercisable in accordance with the applicable provisions of the Plan and this Option Agreement.

     (b)  Method of Exercise.  This Option shall be exercisable by written
          ------------------
notice (substantially in the form attached hereto as Exhibit A) that shall state
                                                     ---------
the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price. Upon exercise of the Option in accordance with the terms and conditions set forth herein, the Optionee agrees to execute the Stock Purchase Agreement (substantially in the form attached hereto as Exhibit B) to evidence
                                                        ---------
the acquisition of the Optioned Stock.

                                       2
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     The Optionee shall, upon notification of the amount due (if any) as a result of the exercise of the Option and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company amounts necessary to satisfy applicable federal, state and local tax withholding requirements.

     No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed or any automatic quotation system upon which the Shares may then be quoted. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3.   Lock-Up Period.  Optionee hereby agrees that if so requested by the
          --------------
Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the one hundred eighty (180) day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     4.   Method of Payment.  Payment of the Exercise Price shall be by any of
          -----------------
the following, or a combination thereof:

          (a)  cash;

          (b)  check;

          (c) surrender of other shares of Common Stock of the Company that (A) in the case of Shares acquired directly or indirectly from the Company, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

          (d) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

     THE USE OF SHARES OF STOCK ACQUIRED OR TO BE ACQUIRED TO PAY FOR EXERCISED SHARES MAY HAVE INCOME TAX CONSEQUENCES FOR THE OPTIONEE.

                                       3
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     5.   Restrictions on Exercise.  This Option may not be exercised until such
          ------------------------
time as the Plan has been approved by the stockholders of the Company, and may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board.

     6.   Non-Transferability of Option.  This Option may not be transferred in
          -----------------------------
any manner otherwise than by will or by the laws of descent or distribution or as otherwise set forth in the Plan and may be exercised during the lifetime of Optionee only by Optionee or a permitted transferee as set forth in the Plan. The terms of the Plan and this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     7.   Term of Option.  This Option may be exercised only within the term set
          --------------
out in Section I hereof, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Section 7 of the Plan regarding Options designated as Incentive Stock Options and Options granted to more than ten percent (10%) stockholders shall apply to this Option.

     8.   Tax Consequences.  The grant and/or exercise of the Option will have
          ----------------
federal and state income tax consequences. THE OPTIONEE SHOULD CONSULT A TAX ADVISER UPON THE GRANT OF THE OPTION AND BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES ACQUIRED UPON EXERCISE, PARTICULARLY WITH RESPECT TO HIS OR HER STATE'S TAX LAWS.

     9.   Repurchase Rights.  ALL OPTIONED STOCK ACQUIRED UPON EXERCISE OF THIS
          -----------------
OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE COMPANY AND ITS ASSIGNS TO REPURCHASE THOSE SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE STOCK PURCHASE AGREEMENT.

     10.  Entire Agreement; Governing Law.  The Plan is incorporated herein by
          -------------------------------
reference. The Plan, this Option Agreement and the Stock Purchase Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and this Option Agreement may not be amended except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by Delaware law except for that body of law pertaining to conflict of laws.

     11.  Warranties, Representations and Covenants.  The undersigned Optionee
          -----------------------------------------
warrants and represents that he or she has reviewed the Plan, this Option Agreement and the Stock Purchase Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan, this Option Agreement and the Stock Purchase Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan, this Option Agreement and Stock Purchase Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS

                                       4
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EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY
(NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS OPTION AGREEMENT, NOR IN THE PLAN, WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

                         CLEARCOMMERCE CORPORATION (F/K/A
                         OUTREACH COMMUNICATIONS CORPORATION),
                         a Delaware corporation


                         By: ___________________________________________________
                         Name: _________________________________________________

                         Title: ________________________________________________

                         OPTIONEE:


                         _______________________________________________________
                         Signature


                         _______________________________________________________
                         Print Name


                         _______________________________________________________
                         Residence Address


                         _______________________________________________________
                         Area Code/Telephone Number

                                       5
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                                   EXHIBIT A
                                   ---------

                           CLEARCOMMERCE CORPORATION

                            1997 STOCK OPTION PLAN

                                EXERCISE NOTICE

ClearCommerce Corporation
11500 Metric Blvd., Suite 300
Austin, Texas 78758

Attention: Secretary

     1.   Exercise of Option.  Effective as of today, _____________, the
          ------------------
undersigned ("Purchaser") hereby elects to purchase __________ shares (the "Shares") of the Common Stock of ClearCommerce Corporation (f/k/a Outreach Communications Corporation), a Delaware corporation (the "Company") under and pursuant to the 1997 Stock Option/Stock Issuance Plan (the "Plan") and the Stock Option Agreement dated ___________, (the "Option Agreement"). The purchase price for the Shares shall be $__________, as specified in the Option Agreement.

     2.   Delivery of Payment.  Purchaser herewith delivers to the Company the
          -------------------
full purchase price for the Shares of __________________________________________
_________________________________________________________________.  THE USE OF
SHARES OF STOCK ACQUIRED OR TO BE ACQUIRED FOR EXERCISED SHARES MAY HAVE INCOME TAX CONSEQUENCES FOR THE OPTIONEE.

     3.   Representations of Purchaser.  Purchaser acknowledges that Purchaser
          ----------------------------
has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4.   Rights as Stockholder.  The Purchaser shall not be deemed to be the
          ---------------------
holder of, or to have any of the rights of a holder with respect to, any Shares subject for which such Option is exercised including, but not limited to, rights to vote or to receive dividends unless and until the Purchaser has satisfied all requirements for exercise of the Option pursuant to its terms, the certificates evidencing such Shares have been issued and the Purchaser has become a record holder of such Shares. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date all the conditions set forth above are satisfied, except as provided in Section 13 of the Plan.

     5.   Tax Consultation.  Purchaser understands that Purchaser may suffer
          ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

Exhibit A - Page 1

     6.   Entire Agreement; Governing Law.  The Plan, the Option Agreement and
          -------------------------------
the Stock Purchase Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Stock Purchase Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and this Agreement may not be amended except by means of a writing signed by the Company and Purchaser. This Agreement is governed by Delaware law except for that body of law pertaining to conflict of laws.

Submitted by:                 Accepted by:

PURCHASER:                    CLEARCOMMERCE CORPORATION (F/K/A
                              OUTREACH COMMUNICATIONS CORPORATION),
                              a Delaware corporation


_________________________     By: _________________________________________
Signature                     Its: ________________________________________


_________________________
Print Name

Address:                            Address:
-------                             -------

_________________________           11500 Metric Blvd., Suite 300
_________________________           Austin, Texas 78758

Exhibit A - Page 2